UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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EPAM Systems, Inc.

(Name of Registrant as Specified in its Charter)

N/A

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41 UNIVERSITY DRIVE, SUITE 202

NEWTOWN, PENNSYLVANIA 18940

April 29, 2014

To Our Stockholders:

You are cordially invited to attend our 2014 annual meeting of stockholders to be held Friday, June 13, 2014, at 10:00 a.m. EDT, in person at 41 University Drive, Newtown, Pennsylvania 18940 (the “2014 Annual Meeting”).

If you owned our common stock at the close of business on April 15, 2014, you are entitled to vote on the matters which are listed in the Notice of 2014 Annual Meeting of Stockholders (the “Notice”). The Board of Directors recommends a vote FOR the proposals listed as Items 1 and 2 in the Notice.

Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the 2014 Annual Meeting, I hope that you will vote as soon as possible to make sure your shares are represented.

Thank you for your continued support.

/s/ Arkadiy Dobkin
Arkadiy Dobkin
President, Chief Executive Officer and Chairman of the Board

EPAM SYSTEMS, INC.

41 UNIVERSITY DRIVE, SUITE 202

NEWTOWN, PENNSYLVANIA 18940

(267) 759-9000

Notice of 2014 Annual Meeting of Stockholders

April 29, 2014

TIME AND DATE	10:00 A.M. EDT, on Friday, June 13, 2014

PLACE	41 University Drive, Newtown, Pennsylvania 18940

ITEMS OF BUSINESS

Item		Board Vote Recommendation
1.	To elect one (1) Class II director to hold office for a three-year term or until his successor is elected and qualified.	“FOR”
2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014.	“FOR”
3.	To transact such other business as may properly come before the 2014 Annual Meeting.	N/A

RECORD DATE	The record date for the determination of the stockholders entitled to vote at the 2014 Annual Meeting, or any adjournments or postponements thereof, was the close of business on April 15, 2014.

INSPECTION OF LIST OF STOCKHOLDERS OF RECORD	A list of the stockholders of record as of April 15, 2014 will be available for inspection during ordinary business hours at our offices, 41 University Drive, Suite 202, Newtown, Pennsylvania 18940, for ten days prior to the 2014 Annual Meeting, as well as at the 2014 Annual Meeting.

ADDITIONAL INFORMATION	Additional information regarding the matters to be acted on at the 2014 Annual Meeting is included in the accompanying proxy statement.

PROXY VOTING	PLEASE SUBMIT YOUR PROXY THROUGH THE INTERNET OR MARK, SIGN, DATE AND RETURN YOUR PROXY.

Important Notice Regarding the Availability of Proxy Materials for the 2014 Annual Meeting of Stockholders to Be Held on June 13, 2014. The Proxy Statement and our 2013 Annual Report on Form 10-K are available at http://www.astproxyportal.com/ast/17464

By Order of the Board of Directors of EPAM Systems, Inc.:

/s/ Ginger L. Mosier
Ginger L. Mosier
Vice President, General Counsel and Corporate Secretary

PROXY STATEMENT

2014 ANNUAL MEETING OF STOCKHOLDERS

EPAM SYSTEMS, INC.

GENERAL INFORMATION

The Board of Directors (the “Board”) of EPAM Systems, Inc., a Delaware corporation (“we,” “us,” “EPAM” or the “Company”), is soliciting proxies to be used at the annual meeting of stockholders of the Company to be held at the Company’s principal executive offices, located at 41 University Drive, Newtown, Pennsylvania 18940 on Friday, June 13, 2014, at 10:00 A.M. EDT and any postponement, adjournment or continuation thereof (the “2014 Annual Meeting”).

This Proxy Statement and the accompanying notice and form of proxy are first being distributed to stockholders on or about April 29, 2014. The Board is requesting that you permit your common stock to be represented at the 2014 Annual Meeting by the persons named as proxies for the 2014 Annual Meeting.

The proxy solicitation materials, including the Notice of 2014 Annual Meeting of Stockholders, this Proxy Statement, our Annual Report on Form 10-K for the fiscal year 2013, which includes our audited consolidated financial statements for the fiscal year ended December 31, 2013 (the “2013 Annual Report”) and the proxy card or voting instruction card (collectively, the “Proxy Materials”), are being furnished to the holders of our common stock, par value $.001 per share (the “Common Stock”), in connection with the solicitation of proxies by the Board for use in voting at the 2014 Annual Meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the 2014 Annual Meeting. Please read it carefully.

The Proxy Materials are available at: http://www.astproxyportal.com/ast/17464 on or about April 29, 2014 to all stockholders entitled to vote at the 2014 Annual Meeting.

Notice of Internet Availability of Proxy Materials

As permitted by the rules of the Securities and Exchange Commission (the “SEC”), we are making the Proxy Materials available to our stockholders primarily electronically via the Internet rather than mailing printed copies of these materials to each stockholder. The Company believes that this process expedites stockholders’ receipt of the Proxy Materials, lowers the costs incurred by the Company for the 2014 Annual Meeting and helps to conserve natural resources.

On or about April 29, 2014, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) in the form of a mailing titled “Important Notice Regarding the Availability of Proxy Materials.” The Notice contains instructions on how to access the Proxy Materials, and how to vote on the Internet.

If you received the Notice by mail, you will not receive a printed copy of the Proxy Materials unless you request a printed copy, currently or on an ongoing basis. If you received a Notice by mail and would like to receive a paper or email copy of the Proxy Materials, follow the instructions on the Notice. Stockholders who requested paper copies of the Proxy Materials or previously elected electronic receipt did not receive a Notice and will receive the Proxy Materials in the format requested.

Newtown, Pennsylvania

April 29, 2014

QUESTIONS AND ANSWERS ABOUT

THE 2014 ANNUAL MEETING, THE PROXY MATERIALS AND VOTING YOUR SHARES

WHY AM I RECEIVING THESE MATERIALS?

Our Board has made the Proxy Materials available to you on the Internet or has delivered printed Proxy Materials to you in connection with the solicitation of proxies for use at the 2014 Annual Meeting. As a stockholder, you are invited to attend the 2014 Annual Meeting and are requested to vote on the items of business described in this Proxy Statement.

WHAT IS A PROXY?

Our Board is soliciting your vote at the 2014 Annual Meeting. You may vote by proxy as explained in this Proxy Statement. A proxy is your formal legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card.

Anthony Conte and Ginger Mosier have been designated as proxies for the 2014 Annual Meeting.

WHAT PROPOSALS WILL BE VOTED ON AT THE 2014 ANNUAL MEETING?

There are two proposals that will be voted on at the 2014 Annual Meeting:

1.	To elect the one (1) Class II director specified in this Proxy Statement to hold office for a three-year term or until his successor is elected and qualified; and

2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014.

HOW DOES THE BOARD RECOMMEND I VOTE?

Our Board unanimously recommends that you vote:

•	“FOR” election of the one nominated Class II director specified in this Proxy Statement (Proposal No. 1); and

•	“FOR” ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014 (Proposal No. 2).

WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE 2014 ANNUAL MEETING?

If any other matters are properly presented for consideration at the 2014 Annual Meeting, including, among other things, consideration of a motion to adjourn or postpone the 2014 Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxy holders, Anthony Conte and Ginger Mosier, or either of them, will have discretion to vote on those matters in accordance with their best judgment, unless you direct them otherwise in your proxy instructions. We do not currently anticipate that any other matters will be raised at the 2014 Annual Meeting.

WHO CAN VOTE AT THE 2014 ANNUAL MEETING?

Stockholders of record at the close of business on April 15, 2014, the record date established by the Board for determining the stockholders entitled to vote at our 2014 Annual Meeting (the “Record Date”), are entitled to vote at the 2014 Annual Meeting.

On the Record Date, 46,959,247 shares of our Common Stock were outstanding, and we had no other class of equity securities issued and outstanding. You are entitled to one vote for each share of Common Stock you own for each matter to be voted on at the 2014 Annual Meeting. As of the Record Date, holders of Common Stock are eligible to cast an aggregate of 46,959,247 votes at the 2014 Annual Meeting.

A list of the stockholders of record as of April 15, 2014 will be available for inspection at EPAM’s headquarters for ten days prior to the 2014 Annual Meeting and will be available at the 2014 Annual Meeting.

WHAT CONSTITUTES A QUORUM?

A majority of our outstanding shares of Common Stock as of the record date must be present, in person or by proxy, at the 2014 Annual Meeting in order to conduct business. This is called a quorum. If there are not enough shares of Common Stock present both in person and by timely and properly submitted proxies to constitute a quorum, the 2014 Annual Meeting may be adjourned until such time as a sufficient number of shares are present. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

WHAT IS THE DIFFERENCE BETWEEN BEING A “STOCKHOLDER OF RECORD” AND A “BENEFICIAL OWNER” HOLDING SHARES IN STREET NAME?

Stockholder of Record: You are a “stockholder of record” if your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company LLC. The Proxy Materials are sent directly to a stockholder of record. A stockholder of record has the right to grant its proxy to vote directly to us or to vote via the Internet or in person at the 2014 Annual Meeting.

Beneficial Owner/Street Name: If your shares are held in a stock brokerage account or by a bank or other nominee (a “Broker”), you are considered the “beneficial owner” of shares held in street name and your Broker is considered the stockholder of record. Your Broker forwarded the Proxy Materials to you. As the beneficial owner, you have the right to direct your Broker how to vote your shares by completing the voting instruction form. Because a beneficial owner is not the stockholder of record, you are invited to attend the 2014 Annual Meeting, but you may not vote these shares in person at the 2014 Annual Meeting unless you obtain a “legal proxy” from the Broker that holds your shares, giving you the right to vote the shares at the 2014 Annual Meeting.

HOW DO I VOTE?

By Written Proxy: Stockholders of record can vote their shares by marking, signing and timely returning the proxy card.

By Internet Proxy: Stockholders of record can vote their shares via the Internet. The Notice contains instructions and the internet website address in order to vote by Internet. The Internet voting procedure is designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. In Person: All stockholders of record may vote in person at the 2014 Annual Meeting. Even if you plan to attend the 2014 Annual Meeting, we recommend that you also submit your proxy or voting instructions by mail or the Internet so that your vote will be counted if you later decide not to attend the 2014 Annual Meeting.

If you are a beneficial holder because your shares of stock are held in “street name” (i.e. through a bank, broker or other nominee), you will receive voting instructions from the institutions holding your shares. The methods of voting will depend upon the institution’s voting processes. Please contact the institution holding your shares of stock for more information.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

It means that your shares are registered differently or you have multiple accounts. Please vote all of these shares separately to ensure all of the shares you hold are voted.

IF I SUBMIT A PROXY BY PROXY CARD, INTERNET, OR MAIL, HOW WILL MY SHARES BE VOTED?

If you properly submit your proxy by one of these methods, and you do not subsequently revoke your proxy, your shares will be voted in accordance with your instructions.

If you properly submit your proxy but do not give voting instructions, your shares will be voted as follows: “FOR” the election of EPAM’s director nominee set forth in this Proxy Statement (Proposal 1); and “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014 (Proposal 2).

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

Stockholders of Record: If you are a stockholder of record and you properly submit your proxy but do not give voting instructions, the persons named as proxies will vote your shares as follows: “FOR” the election of EPAM’s director nominee set forth in this Proxy Statement (Proposal 1); and “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014 (Proposal 2). If you do not return a proxy, your shares will not be counted for purposes of determining whether a quorum exists and your shares will not be voted at our 2014 Annual Meeting.

Beneficial Owners: If you are a beneficial holder and you do not give voting instructions to your Broker within ten days of the 2014 Annual Meeting, your Broker may exercise discretionary authority to vote on matters that the New York Stock Exchange (“NYSE”) determines to be “routine.” Your Broker is not allowed to vote your shares on “non-routine” matters and this will result in a “broker non-vote” on that non-routine matter, but the shares will be counted for purposes of determining whether a quorum exists. Broker non-votes do not count as votes for or against any proposal. Under the NYSE rules, the Ratification of Appointment of the Independent Registered Public Accounting Firm (Proposal 2) is a routine matter while the Election of Directors (Proposal 1) is a non-routine matter. Your Broker will not be able to vote your shares with respect to the election of directors if you have not provided directions to your Broker. We strongly encourage you to submit your voting instructions and exercise your right to vote as a stockholder.

CAN I CHANGE MY VOTE OR REVOKE MY PROXY?

If you are a stockholder of record, you may revoke your proxy at any time prior to the vote at the 2014 Annual Meeting. If you submitted your proxy by mail, you must file with the Corporate Secretary of the Company a written notice of revocation or deliver, prior to the vote at the 2014 Annual Meeting, a valid, later-dated proxy. If you submitted your proxy via the Internet, you may revoke your proxy with a later Internet proxy. Attendance at the 2014 Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Corporate Secretary before the proxy is exercised or you vote by written ballot at the 2014 Annual Meeting. If you are a beneficial owner, you may change your vote by submitting new voting instructions to your Broker, or, if you have obtained a legal proxy from your Broker giving you the right to vote your shares, by attending the 2014 Annual Meeting and voting in person.

HOW WILL THE PROXIES BE SOLICITED?

We will pay the cost of soliciting proxies for the 2014 Annual Meeting. Proxies may be solicited by our regular directors, executive officers and employees, without additional compensation, in person, or by mail, courier, telephone, email or facsimile. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons. We may reimburse such brokerage houses and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

WHO WILL COUNT THE VOTES AND HOW CAN I FIND THE VOTING RESULTS OF THE 2014 ANNUAL MEETING?

Representatives of American Stock Transfer & Trust Company LLC, our inspectors of election, will tabulate and certify the votes. We plan to announce preliminary voting results at the 2014 Annual Meeting, and we will report the final results in a Current Report on Form 8-K, which we will file with the SEC shortly after the 2014 Annual Meeting.

WHAT IS AN ABSTENTION AND HOW WILL ABSTENTIONS BE TREATED?

An “abstention” is when a stockholder chooses to abstain or refrain from voting their shares on one or more matters presented for a vote. For the purpose of determining the presence of a quorum, abstentions are counted as present.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

Item	Vote Required	Broker Discretionary Voting Allowed
Proposal 1 - The Election of Class II Director	Plurality of the votes of the shares of Common Stock entitled to vote and present in person or represented by proxy at the 2014 Annual Meeting	No

Proposal 2 – The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014	Majority of the votes of the shares of Common Stock entitled to vote and present in person or represented by proxy at the 2014 Annual Meeting	Yes

With respect to Proposal 1, you may vote FOR the nominee or WITHHOLD your vote as to the nominee. The nominee receiving the most FOR votes will be elected. A properly executed proxy marked WITHHOLD with respect to the election of the director will not be voted with respect to the director indicated. Proxies may not be voted for more than one director and stockholders may not cumulate votes in the election of directors. If you abstain from voting on Proposal 1, the abstention will not have an effect on the outcome of the vote. Broker non-votes will not be counted and, accordingly, will have no effect on the outcome of the vote.

With respect to Proposal 2 you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal 2, the abstention will have the same effect as an AGAINST vote.

WHAT DO I NEED TO DO TO ATTEND THE 2014 ANNUAL MEETING?

If you plan to attend the 2014 Annual Meeting in person, you will need to bring proof of your ownership of Common Stock, such as your proxy card or transfer agent statement, as of the close of business on April 15, 2014 and present an acceptable form of photo identification such as a passport or driver’s license. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

If you are a beneficial owner holding shares in “street name” through your Broker and you would like to attend the 2014 Annual Meeting, you will need to bring an account statement or other acceptable evidence of ownership of Common Stock as of the close of business on April 15, 2014. In order to vote at the meeting, you may contact your Broker in whose name your shares are registered and obtain a legal proxy from your Broker and bring it to the 2014 Annual Meeting.

WHAT ARE THE FISCAL YEAR END DATES?

Each of our fiscal years ends on December 31. This Proxy Statement provides information about the matters to be voted on at the 2014 Annual Meeting and additional information about EPAM and its executive officers and directors. Some of the information is provided as of the end of our 2011, 2012 or 2013 fiscal years and some information is provided as of a more current date.

WHERE CAN I GET AN ANNUAL REPORT?

Our 2013 Annual Report, including consolidated financial statements as of and for the year ended December 31, 2013, is being distributed to all stockholders entitled to vote at the 2014 Annual Meeting together with this Proxy Statement, in satisfaction of the requirements of the SEC. In addition, this Proxy Statement and our 2013 Annual Report are available to you at no charge electronically at http://www.astproxyportal.com/ast/17464.

Additional copies of the 2013 Annual Report are available at no charge upon written request. To obtain additional copies of the 2013 Annual Report, please contact us at EPAM Systems, Inc., 41 University Drive, Suite 202, Newtown, Pennsylvania 18940, Attention: General Counsel and Corporate Secretary. The request must include a representation by the stockholder that as of our record date, April 15, 2014, the stockholder was entitled to vote at the 2014 Annual Meeting.

PROPOSAL 1:

ELECTION OF DIRECTOR

Our certificate of incorporation and bylaws provides that the Board will consist of no fewer than three and no more than nine persons and that the exact number of members of the Board will be determined from time to time by resolution of a majority of our entire Board. The Board currently consists of seven members. On January 30, 2014, Andrew J. Guff and Donald P. Spencer, each a Class II director, each announced that he would not seek re-election to the Board at the 2014 Annual Meeting. Upon the expiration of their terms at the 2014 Annual Meeting, the Board will decrease its size from seven directors to five directors. The Board is actively engaged in the selection process to identify two new directors. As new director candidates are chosen, the Board expects to increase the size of the Board accordingly and to elect those candidates to the Board.

The Board is divided into three classes, with each director serving a three-year term and one class being elected at each year’s annual meeting of stockholders. Stockholders are not entitled to cumulate votes in the election of directors and may not vote for a greater number of persons than the number of nominees named.

Upon recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the director nominee identified below for re-election as a Class II director at the 2014 Annual Meeting. This director will hold office until the annual meeting of stockholders in 2017, or until his respective successor has been elected and qualified. The director nominee set forth below has consented to being named in this Proxy Statement as a nominee for election as director and has agreed to serve as a director if elected.

We are soliciting proxies in favor of the re-election of the nominee identified below. Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the director nominee named below to serve for a three-year term expiring at the annual meeting of stockholders to be held in 2017. If the nominee is unable or declines to serve as director at the time of the 2014 Annual Meeting, an event that the Company does not currently anticipate, proxies will be voted for any nominee designated by the Board to fill the vacancy. As of the date of this Proxy Statement, the Board has no reason to believe that the person named below will be unable or unwilling to serve as a nominee or as a director, if elected.

Biographical information concerning the nominee, and the current directors of the Board whose terms will continue after the 2014 Annual Meeting, appears below. Ages are correct as of April 29, 2014.

Name	Age	Position	Class	Term Ends
Karl Robb	51	Director, Executive Vice President, President of EU Operations	I	2016

Richard Michael Mayoras	51	Non-Employee Director	I	2016

Ronald P. Vargo	60	Non-Employee Director	II	2014

Arkadiy Dobkin	53	Director, President and Chief Executive Officer	III	2015

Robert E. Segert	45	Non-Employee Director	III	2015

Director Nominee (Class II Director with Term Expiring in 2014)

The Board nominee possesses specific experience, qualifications, attributes or skills that led the Nominating and Governance Committee to the conclusion that such person should serve as a director of EPAM, in light of our business and structure.

Ronald P. Vargo, 60, has served as a non-employee director of our Board since January 2012. Mr. Vargo served as Executive Vice President and Chief Financial Officer of ICF International, Inc., or ICF, from April 2010 to May 2011. Prior to joining ICF, Mr. Vargo served as the Executive Vice President, Chief Financial Officer and as a member of the executive committee of Electronic Data Systems Corporation, or EDS, from 2006 to 2008. Prior to his role as Executive Vice President and Chief Financial Officer, Mr. Vargo served in the positions of Vice President and Treasurer of EDS from 2004 to 2006 and was promoted to Co-Chief Financial Officer in March 2006. Prior to joining EDS, Mr. Vargo was employed from 1991 to 2003 by TRW, Inc., or TRW, a former $17 billion global manufacturing and service company strategically focused on providing products and services with a high technology or engineering content to the automotive, space and defense markets. TRW was acquired by Northrop Grumman Corporation in 2002. Mr. Vargo served TRW in the positions of Vice President of Investor Relations and Treasurer from 1991 to 1994, then Vice President of strategic planning and business development from 1994 to 1999, and then Vice President of Investor Relations and Treasurer again from 1999 to 2002. Mr. Vargo serves as a director of Ferro Corporation and as a member of its audit committee, a position he has held since December 2009. Mr. Vargo holds a Masters of Business Administration in Finance and General Management from Stanford University and a Bachelor of Arts degree in Economics from Dartmouth College. Our Board believes Mr. Vargo’s 30-plus years of experience as a financial and business executive, and his experience serving as a member of the board of directors of another public company, provide him with the necessary skills to serve as a member of our Board and enable him to provide valuable insight to the board regarding strategic, financial, compliance and investor relations issues.

Continuing Directors (Class I with Terms Expiring at the Annual Meeting in 2016)

Karl Robb, 51, has served as a director of our Board and as our Executive Vice President & President of EU Operations since March 2004. Mr. Robb joined us when Fathom Technology, a Hungarian software development outsourcing company he co-founded, merged with EPAM. Mr. Robb is a 32-year veteran of the global software engineering and IT solutions industries, having worked ten years in Europe, nine years in the United States and 13 years in Eastern Europe. Mr. Robb has been employed as a consultant by Landmark Business Development Limited, or Landmark, a consulting firm, since 1986. Our Board believes that Mr. Robb’s extensive experience as an executive in the IT services industry and his knowledge of the IT services industry in North America, Europe and Central and Eastern Europe, as well as his experience working with global IT services companies and successfully starting two software companies and his extensive service and responsibilities at EPAM, provide him with the necessary skills to serve as a member of our Board and will enable him to provide valuable insight to the Board regarding strategy, business development, sales, operational and management issues, as well as general industry trends.

Richard Michael Mayoras, 51, has served as a non-employee director of our Board since January 2014. Mr. Mayoras served as President and Chief Executive Officer and as a member of the board of directors of RedPrairie Corporation from October 2007 until its acquisition by JDA Software Group, Inc. in December 2012, at which time he became a member of the board of directors of JDA Software Group, Inc. Prior to that, Mr. Mayoras held a number of executive roles at RedPrairie, including President, Americas, Executive Vice President, Implementation Services and Support, and Executive Vice President for Product Development. From 2001 to 2004, Mr. Mayoras was President of DigiTerra, a wholly owned subsidiary of CIBER, a publicly traded enterprise application and technology consulting company. Mr. Mayoras has held several other executive and senior management positions in sales and operations for various organizations and has more than 30 years of experience in the technology, consulting and software industries. Mr. Mayoras serves on the board of directors of one additional privately held company, as well as the Georgia Chamber of Commerce and the Technology Association of Georgia, and holds a seat on the Metro Atlanta Chamber of Commerce’s Technology Leadership Council. Mr. Mayoras holds an A.D. in Applied Sciences from Danville Area Community College. Our Board believes that Mr. Mayoras is qualified to serve as a director based on his prior executive leadership roles in the IT services industry and his experience and prior service as a member of the board of directors of technology companies, which enable him to provide valuable insight to the Board regarding financial and business strategy issues.

Continuing Directors (Class III with Terms Expiring at the Annual Meeting in 2015)

Arkadiy Dobkin, 53, has served as Chairman of the Board, Chief Executive Officer and President since December 2002 and is one of our co-founders. After earning a MS in Electrical Engineering from the Belarusian National Technical University, Mr. Dobkin began his career in Minsk, Belarus, where he worked for several emerging software development companies. After immigrating to the United States, he held thought and technical leadership positions at Colgate-Palmolive and SAP Labs. Our Board believes Mr. Dobkin’s experience as an IT professional and executive in the IT services industry coupled with his in-depth understanding of our global delivery model provide him with the necessary skills to serve as a member of our Board and will enable him to provide valuable insight to the board and our management team regarding operational, strategic and management issues as well as general industry trends.

Robert E. Segert, 45, has served as a non-employee director of our Board since January 2012. From 2008 to January 2014, Mr. Segert served as President and Chief Executive Officer and a director of GXS Worldwide, Inc. (GXS), a leading global provider of business-to-business e-commerce and data integration services that simplify and enhance business process integration, data quality and compliance, and collaboration among businesses. Prior to joining GXS in 2008, Mr. Segert spent ten years at Electronic Data Systems Corporation (EDS), a former $22 billion global technology services company, until EDS was acquired by Hewlett-Packard Company, in various capacities, including leader of the Global Financial Products Industry, Chief Marketing Officer, General Manager of U.S. Financial Services and Managing Director of Corporate Strategy and Planning. He has also held roles at A.T. Kearney and Frito-Lay, Inc. Mr. Segert received a Bachelor of Science degree in Mechanical Engineering from Purdue University and a Masters in Business Administration from Harvard Business School. Our Board believes Mr. Segert’s 15-plus years of experience as an executive in the business services and consulting industry provide him with the necessary skills to serve as a member of our Board and enable him to provide valuable insight to the Board regarding financial and investor relations issues.

Vote Required

The Class II director being voted on this year is elected by a plurality of the votes of the shares of our common stock present in person or represented by proxy at the 2014 Annual Meeting and entitled to vote.

Recommendation

The Board recommends a vote FOR the director nominee as Class II director.

PROPOSAL 2:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board (the “Audit Committee”), which is composed entirely of independent directors, has selected Deloitte & Touche LLP, independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2014. Ratification of the selection of Deloitte & Touche LLP by stockholders is not required by law. However, as a matter of good corporate practice, such selection is being submitted to the stockholders for ratification at the 2014 Annual Meeting. If the stockholders do not ratify the selection, the Board and the Audit Committee will reconsider whether or not to retain Deloitte & Touche LLP, but may, in their discretion, retain Deloitte & Touche LLP. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such change would be in the best interests of the Company and its stockholders.

Representatives from Deloitte & Touche LLP will be in attendance at the 2014 Annual Meeting to respond to any appropriate questions and will have the opportunity to make a statement, if they so desire.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees incurred by Deloitte & Touche LLP, our independent registered public accounting firm, and certain of its affiliates (collectively, the “Deloitte Entities”), and billed to us for each of the last two fiscal years for audit services, and billed to us in each of the last two fiscal years for audit related, tax and other services:

	2013	2012
	(in thousands)
Audit Fees	$856	$1,185
Audit-Related Fees	122	83
Tax Fees	52	—
All Other Fees	2	2

Total Fees	1,032	$1,270

Audit Fees. Audit fees consist of fees billed by Deloitte Entities for professional services rendered in connection with the audit and quarterly reviews of our audited consolidated financial statements.

Audit Related Fees. Audit Related Fees consist of fees billed for professional services rendered in connection with ISAE3400 audits.

Tax Fees. Tax Fees primarily consist of fees billed for professional services rendered in connection with transfer pricing studies.

All Other Fees. All Other Fees consist of subscription fees.

In accordance with its charter and the Company’s preapproval policies and procedures for audit/non-audit services, in general our Audit Committee is required to pre-approve all audit and audit-related services and permitted non-audit services, including the terms of all engagements, involving estimated fees exceeding $100,000 to be performed by our independent registered public accounting firm. In addition, the Chair of the Audit Committee, Mr. Ronald P. Vargo, is authorized to pre-approve any other audit and non-audit services on behalf of the Audit Committee, provided these decisions are presented to the Audit Committee at its next regularly scheduled meeting. Before the start of each fiscal year, the Audit Committee also establishes specific categories of audit and non-audit services that are expected to be performed during that fiscal year by the Deloitte Entities and establishes maximum dollar limits for the aggregate fees of each of those categories of services, and the Deloitte Entities may be engaged for such services pursuant to the Company’s preapproval policies and procedures, provided that such services do not otherwise need to be approved by the Audit Committee under the preapproval policies and procedures, and such services are reported to the Audit Committee at its next regularly scheduled meeting.

As part of its review, the Audit Committee considers whether any non-audit services will, or may potentially, impact the independence of our independent registered public accounting firm. The Audit Committee pre-approved all audit and non-audit services provided to the Company by the Deloitte Entities in fiscal years 2013 and 2012. None of the services described in the table above were exempt from the pre-approval requirement set forth in the SEC rules and regulations.

Vote Required

In the vote on the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm, stockholders may:

•	Vote in favor of ratification;

•	Vote against ratification; or

•	Abstain from voting on ratification.

Ratification of the appointment of Deloitte & Touche LLP requires the affirmative vote of a majority of the shares present and entitled to vote at the 2014 Annual Meeting in person or by proxy.

Recommendation

The Board recommends a vote FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2014.

CORPORATE GOVERNANCE

The Board, which is elected by our stockholders, is responsible for directing and overseeing our business and affairs. In carrying out its responsibilities, the Board selects and monitors our top management, provides oversight of our financial reporting processes and determines and implements our corporate governance policies. The Board and management are committed to good corporate governance to ensure that we are managed for the long-term benefit of our stockholders, and we have a variety of policies and procedures to promote such goals.

Board Structure

Our certificate of incorporation and bylaws provides that the Board will consist of no fewer than three and no more than nine persons and that the exact number of members of our Board will be determined from time to time by resolution of an affirmative vote of a majority of our entire Board. The Board currently consists of seven members.

The Board is divided into three classes, with each director serving a three-year term and one class being elected at each year’s annual meeting of stockholders. As of the date hereof, the Class I directors are Karl Robb and Richard Michael Mayoras; the Class II directors are Andrew J. Guff, Donald P. Spencer and Ronald P. Vargo; and the Class III directors are Arkadiy Dobkin and Robert E. Segert. The terms for the Class I, II and III directors end on the date of our 2016, 2014 and 2015 annual meetings of stockholders, respectively. On January 30, 2014, Andrew J. Guff and Donald P. Spencer each informed the Company that he would not seek re-election to the Board at the 2014 Annual Meeting. Their decision not to stand for re-election as a director did not involve any disagreement with the Company, the Company’s management or the Board. Each will continue to serve as a director until his current term expires on the date of the 2014 Annual Meeting. Mr. Ross Goodhart served on our Board for the fiscal year 2012 until he resigned as of January 8, 2013. Mr. Goodhart’s decision to resign as a director did not involve any disagreement with the Company, the Company’s management or the Board. On April 4, 2014, Mr. Robb announced his intention to retire from his position as Executive Vice President & President of EU Operations. Mr. Robb’s effective retirement date is currently expected during the first quarter of 2015, although no specific effective retirement date has been given. Until such time as he begins transferring his day-to-day responsibilities, Mr. Robb will continue in his current role. During the course of 2014, Mr. Robb’s responsibilities will be transitioned to others, and after such transition Mr. Robb will serve in an advisory role with respect to such matters until his actual retirement. It is the intention of Mr. Robb, and the expectation of the Company, that Mr. Robb will continue to serve on the Board. The Board examined the circumstances of Mr. Robb’s decision to announce retirement from his executive officer position and deemed it in the best interest of the Company for Mr. Robb to continue serving on the Board at this time in light of his wealth of experience, relationships with clients and deep knowledge of the Company.

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that the optimal Board leadership structure may vary as circumstances warrant. Consistent with this understanding, non-management directors consider the Board’s leadership structure on an annual basis.

The Board believes it is important to retain its flexibility to allocate the responsibilities of the offices of Chairman of the Board (the “Chairman”) and Chief Executive Officer in a way that is in the best interests of the Company at a given point in time. The Board has determined that it is in the best interests of the Company and our stockholders for both the positions of Chairman and Chief Executive Officer to be held by our co-founder, Arkadiy Dobkin, at this time. If circumstances change in the future, the Board may determine that these positions should be separated. This policy allows the Board to evaluate regularly whether the Company is best served at any particular time by having the Chief Executive Officer or another director hold the position of Chairman. Our Board considers this issue carefully in light of the structure the Board believes will be in the best interests of the Company and our stockholders.

The Board believes that Mr. Dobkin is best suited to serve as Chairman because, as our co-founder, he is the director most familiar with our business and industry, and can lead the Board in identifying and prioritizing our strategies and initiatives. The combined role facilitates communication between the Board and management, and facilitates development and implementation of our Board-approved corporate strategy. We believe this current leadership structure is effective. Our non-management directors and management have different perspectives and roles in business and strategy development. Our independent directors bring experience, oversight and expertise from outside the Company and industry, while Mr. Dobkin and Mr. Robb offer specific Company and industry experience and expertise.

The Board does not believe it is appropriate or necessary in serving the best interests of the Company to designate a lead independent director. Consistent with the Company’s Corporate Governance Guidelines, the role of presiding director during executive session shall rotate between the Chairs of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Board Role in Risk Oversight

The Board is responsible for oversight of the Company’s risk management practices while management is responsible for the day-to-day risk management processes. This division of responsibilities is the most effective approach for addressing the risks facing the Company, and the Company’s Board structure supports this approach.

The Board receives periodic reports from management regarding the most significant risks facing the Company. In addition, the Audit Committee assists the Board in its oversight role by receiving periodic reports regarding the Company’s risk and control environment. The Board’s other standing committees—Compensation and Nominating and Corporate Governance—oversee risks associated with their respective areas of responsibility. For example, the Compensation Committee considers the risks associated with our compensation policies and practices, with respect to both executive compensation and compensation generally. The Board is kept abreast of its committees’ risk oversight and other activities via reports of the committee chairmen to the full Board. These reports are presented at Board meetings and include discussions of committee agenda topics, including matters involving risk oversight.

The Board currently considers specific risk topics, including risks associated with our strategic plan, legal compliance and other operational activities. Further, the Board is routinely informed by management of developments that could affect our risk profile or other aspects of our business.

Board Meetings

The Board held eight (8) meetings in fiscal year 2013. Each of our directors attended at least 75% of the total number of all meetings of the Board and committees on which the director served that were held during fiscal year 2013 while the director was a member of the Board.

Our independent directors meet regularly in executive session without management participation, as required by the NYSE listing standards. Directors are expected to attend the meetings of the Board and of any committees on which the director serves and are encouraged, but not required, to attend our annual meetings of stockholders. All of our directors attended our annual meeting of stockholders in 2013.

Director Independence

The Board has determined that each of Andrew J. Guff, Donald P. Spencer, Richard Michael Mayoras, Robert E. Segert and Ronald P. Vargo is an “independent director” within the meaning of the applicable rules of the NYSE. The Board determined that Ross Goodhart was an “independent director” within the meaning of the applicable rules of the NYSE in fiscal year 2012. Accordingly, the Board determined that the majority of the directors on the Board are independent within the meaning of the applicable rules of the NYSE. In addition, the Board has determined that each of Messrs. Segert, Vargo and Mayoras is an “independent director” as defined by Rule 10A-3 of the Securities Exchange Act of 1934, as amended (“Exchange Act”). The Board has also determined that pursuant to independence requirements applicable to compensation committee members as set forth in Rule 10C-1 of the Exchange Act (“Rule 10C-1”) and Section 303A.05 of the NYSE Listed Company Manual, each of Messrs. Segert, Vargo and Mayoras is independent as defined in Rule 10C-1 and Section 303A.02(a)(ii) of the NYSE Listed Company Manual. In making its determinations, the Board considered, among other things, all transactions and relationships between each director or any member of his or her immediate family and EPAM and its subsidiaries and affiliates. There are no family relationships among any of our executive officers, directors or nominees for director.

Communications to the Board

Stockholders and other interested parties may communicate directly with our independent directors by sending a written communication in an envelope addressed to: Board of Directors (Independent Members), c/o General Counsel and Corporate Secretary at 41 University Drive, Suite 202, Newtown, Pennsylvania 18940.

Stockholders and other interested parties may communicate directly with the full Board by sending a written communication in an envelope addressed to: Board of Directors, c/o General Counsel and Corporate Secretary at 41 University Drive, Suite 202, Newtown, Pennsylvania 18940.

Our Audit Committee has established a process for communicating complaints regarding accounting or auditing matters. In order to submit a complaint, you may call our hotline at (267) 759-9000 ext. 58888 (internally) or (267) 685-6741 (externally). Any such complaints received or submitted are forwarded to the Audit Committee, to take such action as may be appropriate.

Corporate Governance Guidelines and Code of Conduct

The Board has adopted a code of conduct (the “Code of Conduct”) in accordance with applicable U.S. federal securities laws and the corporate governance rules of the NYSE that applies to all of our directors, officers and other employees, including our principal executive officer, principal financial officer and principal accounting officer. Any waiver of the Code of Conduct for directors or executive officers may be made only by the Board and will be promptly disclosed to our stockholders as required by applicable laws and NYSE rules. Amendments to the Code of Conduct must be approved by the Board and will be promptly disclosed (other than technical, administrative or non-substantive changes).

The Board has also adopted corporate governance guidelines (the “Corporate Governance Guidelines”) in accordance with the corporate governance rules of the NYSE that serve as a flexible framework within which our Board and its committees operate. These guidelines cover a number of areas including the size and composition of the Board, Board membership criteria and director qualifications, director responsibilities, Board agenda, roles of the Chairman, Chief Executive Officer and presiding director, meetings of independent directors, committee responsibilities and assignments, Board member access to management and independent advisors, director communications with third parties, director compensation, director orientation and continuing education, evaluation of senior management and management succession planning.

The Code of Conduct and the Corporate Governance Guidelines are publicly available through the “Investors-Corporate Governance” section of our website at http://investors.epam.com. The information on our website is not incorporated by reference into this Proxy Statement or in our 2013 Annual Report. A copy will be provided in print without charge upon written request to our General Counsel and Corporate Secretary at 41 University Drive, Suite 202, Newtown, Pennsylvania 18940.

Committees of the Board

The Board uses committees to work on certain issues in detail. Each committee reports the progress and results of its meetings to the Board and makes recommendations to the Board when appropriate. The Board currently has three standing committees, consisting of an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

The responsibilities of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committees are set forth in each of their respective charters, which were all approved by the Board on January 11, 2012 and are reviewed annually and updated as necessary. The charters are available on the “Investors-Corporate Governance” section of our website at http://investors.epam.com and will be provided in print without charge upon written request to our General Counsel and Corporate Secretary at 41 University Drive, Suite 202, Newtown, Pennsylvania 18940. The information on our website is not incorporated by reference into this Proxy Statement or our 2013 Annual Report.

Audit Committee

The Audit Committee currently consists of Ronald P. Vargo, Robert E. Segert and Richard Michael Mayoras. Mr. Vargo serves as the chair of the Audit Committee and Mr. Mayoras joined the Audit Committee effective January 8, 2013. Prior to January 8, 2013, Donald P. Spencer, who the Board determined was not an “independent director” as defined by Rule 10A-3 of the Exchange Act, was a member of the Audit Committee during the fiscal year 2012 through to January 8, 2013, in reliance on the phase-in rules of the SEC and the NYSE related to newly public companies with respect to the independence of the Audit Committee.

The Audit Committee currently consists exclusively of directors who are financially literate, and Mr. Vargo is considered an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K. The Board has determined that each of the current members of the Audit Committee is an “independent director” within the meaning of the applicable rules of the NYSE and as defined by Rule 10A-3 of the Exchange Act. The Audit Committee met eight (8) times in 2013.

The Audit Committee is a separately designated standing committee of the Board established in accordance with Section 3(a)(58)(A) of the Exchange Act and is governed by a written charter which complies with the rules of the NYSE. The Audit Committee is authorized to:

•	appoint, compensate, retain and oversee our independent auditor;

•	review the proposed scope and results of the audit;

•	review and pre-approve the independent auditors’ audit and non-audit services rendered;

•	approve the audit fees to be paid (subject to authorization by our stockholders to do so);

•	review, in conjunction with the Chief Executive Officer and Chief Financial Officer of our Company, accounting and financial controls with the independent auditors and our financial and accounting staff;

•	recognize and prevent prohibited non-audit services;

•	establish procedures for complaints received by us regarding accounting matters;

•	oversee internal audit functions; and

•	prepare the report of the Audit Committee that SEC rules require to be included in our annual proxy statement.

Compensation Committee

The Compensation Committee consists of Ronald P. Vargo, Robert E. Segert and Richard Michael Mayoras. Mr. Mayoras serves as the chair of the Compensation Committee. Effective February 26, 2014, Mr. Mayoras and Mr. Vargo replaced Andrew J. Guff and Donald P. Spencer as members of the Compensation Committee. The Board has determined that each of the members of the Compensation Committee is an “independent director” within the meaning of the rules set forth in Rule 10C-1 and Section 303A.02(a)(ii) of the NYSE Listed Company Manual. The Compensation Committee met eight (8) times in 2013.

The Compensation Committee is governed by a charter that complies with the rules of the NYSE. The Compensation Committee is authorized to:

•	review and recommend the compensation arrangements for executive officers, including the compensation for our Chief Executive Officer;

•	identify corporate goals and objectives relevant to executive and director compensation;

•	review, evaluate and recommend to the Board for approval, if applicable, any equity-based incentive plan;

•	retain or obtain the advice of a compensation consultant, legal counsel or other adviser in its sole authority and be responsible for the appointment, compensation, termination and oversight of the work of any such adviser that is retained;

•	delegate its authority to subcommittees or the chair of the Compensation Committee when it deems it appropriate and in our best interests and to delegate to one or more of our officers the authority to make grants and awards of stock rights or options to any of our non-Section 16 officers under our equity-based incentive plan as the Compensation Committee deems appropriate and in accordance with the terms of the plans; and

•	prepare the report of the Compensation Committee to the extent required by SEC rules to be included in our annual meeting proxy statement.

The processes and procedures followed by our Compensation Committee in considering and determining executive compensation, including the use of consultants and other outside advisors, are described in “Executive Compensation Tables Narrative.”

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Robert E. Segert, Andrew J. Guff, Ronald P. Vargo and Donald P. Spencer. Mr. Segert serves as the chair of the Nominating and Corporate Governance Committee. The service of both Messrs. Guff and Spencer on the Nominating and Corporate Governance Committee will end on the date of the 2014 Annual Meeting due to the expiration of their current term as directors; and the Company expects that Mr. Mayoras will join the Nominating and Corporate Governance Committee effective upon the same date. The Board has determined that each of the members of the Nominating and Corporate Governance Committee is an “independent director” within the meaning of the applicable rules of the NYSE. The Nominating and Corporate Governance Committee met six (6) times in 2013.

The Nominating and Corporate Governance Committee is governed by a charter that complies with the rules of the NYSE. The Nominating and Corporate Governance Committee is authorized to:

•	identify and nominate members for election to the Board;

•	develop and recommend to the Board a set of corporate governance principles and code of conduct applicable to our Company and to oversee compliance thereof; and

•	oversee the evaluation of the Board and management.

Consideration of Director Nominees

Identifying and Evaluating Nominees for Directors. The Nominating and Corporate Governance Committee utilizes a variety of methods to identify and evaluate director nominees, including nominees recommended by stockholders, but has not at this time adopted any specific written procedures with respect thereto. The committee plans to assess the appropriate size of the Board from time to time and whether any vacancies are expected. In the event that vacancies are anticipated or otherwise arise, the committee decides whether to fill such vacancies and, if so, considers various potential candidates. Candidates may come to the attention of the committee through current Board members, professional search firms engaged by the committee, stockholders or others. The committee requests recommendations, evaluates biographical information and background material relating to potential candidates and, as appropriate, interviews selected candidates. These candidates may be evaluated at meetings of the committee and may be considered at any point during the year.

Stockholder Nominees. Our bylaws permit stockholders to nominate directors for consideration at our annual stockholder meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are forwarded to the Nominating and Corporate Governance Committee. The committee’s policy is to consider properly submitted stockholder nominations. In evaluating all director nominations, the committee seeks to balance an individual’s knowledge, experience and capabilities and compliance with the membership criteria established by our Corporate Governance Guidelines and the Nominating and Corporate Governance Committee. For a description of the procedures to be followed by stockholders to nominate directors for consideration at our annual stockholder meeting see “Stockholder Proposals for the 2015 Annual Meeting,” which is incorporated herein by reference.

Director Qualifications. At this time, neither the Board nor the Nominating and Corporate Governance Committee has established any minimum qualifications or skills for directors, however the Nominating and Corporate Governance Committee will apply the criteria set forth in our Corporate Governance Guidelines and consider a nominee’s judgment, diversity, skills, conflicts of interest, knowledge of our business and industry, experience in various geographies, background and experience in light of the Board’s challenges and the needs of the Board and its committees. The Nominating and Corporate Governance Committee also takes into account the independence, financial literacy and financial expertise standards as required under our Corporate Governance Guidelines, committee charters, applicable laws and regulations, and the ability of the candidate, in light of the candidate’s present activities and our Corporate Governance Guidelines, to devote the necessary time and attention to serving as a director and a committee member. The committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for, or necessarily applicable to, any prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. While we take into account diversity of background and experience, we do not have a formal policy that requires nominees to meet specific criteria.

OUR EXECUTIVE OFFICERS

The following table sets forth the names, ages and positions of our executive officers as of April 29, 2014:

Name	Age	Position
Arkadiy Dobkin	53	Director, President and Chief Executive Officer

Karl Robb	51	Director, Executive Vice President, President of EU Operations

Balazs Fejes	39	Senior Vice President, Global Head of Banking and Financial Services Business Unit

Anthony Conte	42	Vice President, Chief Financial Officer and Treasurer

Ginger Mosier	49	Vice President, General Counsel and Corporate Secretary

Executive officers are appointed by the Board. Information about Messrs. Dobkin and Robb is provided under “Proposal 1: Election of Director” in this Proxy Statement. A brief biography for each of our other executive officers follows.

Balazs Fejes, 39, has served as our Senior Vice President, Global Head of Banking and Financial Services Business Unit since August 2012. From March 2004 to August 2012, Mr. Fejes served as EPAM’s Chief Technology Officer. Mr. Fejes joined us when Fathom Technology, a Hungarian software engineering firm, which he co-founded and for which he served as Chief Technology Officer, merged with us. Prior to co-founding Fathom Technology, Mr. Fejes was a chief software architect/line manager with Microsoft Great Plains (Microsoft Business Solutions). He also served as a chief software architect of Scala Business Solutions. Mr. Fejes has been employed as a consultant by Redlodge Holdings Limited, a consulting firm, since July 2007.

Anthony Conte, 42, has served as Chief Financial Officer of the Company since November 2013. Previously, he served as Vice President-Finance, where he was instrumental in the Company’s IPO, and as Controller when he joined EPAM in 2006. Mr. Conte is a CPA with over 20 years of experience in finance, accounting, audit, international operations and strategic planning. Prior to joining the Company, Mr. Conte spent five years in several senior finance roles within the McGraw Hill organization, last serving as Controller of its Platts business unit, a leading global provider of energy, petrochemicals, metals and agriculture information. Mr. Conte was also the finance manager for John Hancock’s International Operations, overseeing various established Asian subsidiaries and working to successfully launch a new Chinese subsidiary for the company. Mr. Conte started his career at Coopers and Lybrand in Boston and holds a B.S. in Accounting and an M.B.A. from Northeastern University.

Ginger Mosier, 49, has served as our Vice President and General Counsel since March 2010 and as our Corporate Secretary since January 2012. Ms. Mosier also served as our Assistant Corporate Secretary from May 2010 to January 2012. Prior to joining EPAM, Ms. Mosier spent approximately eight years in a variety of legal positions with Hewlett-Packard Company. In her last position, she served as senior counsel advising on global IT outsourcing deals and related services transactions. Prior to that she advised a number of HP Software divisions as corporate counsel and was the legal representative for the HP Software Integration Office created for implementing the acquisition and integration of several software companies. Immediately prior to Hewlett-Packard, Ms. Mosier practiced corporate law at Drinker, Biddle & Reath. Ms. Mosier began her legal career at Baker & Daniels. Ms. Mosier holds a J.D., magna cum laude, from Indiana University School of Law at Indianapolis where she was a member of the Indiana Law Review and a B.A. from Indiana University-Purdue University at Indianapolis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of March 1, 2014, we had 46,848,703 shares of common stock outstanding, which are our only outstanding equity securities. The following table sets forth certain information with respect to the beneficial ownership of our common stock, on a fully diluted basis, as of March 1, 2014, for:

•	each of our directors and named executive officers individually;

•	all directors and executive officers as a group; and

•	each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock.

In accordance with the rules of the SEC, beneficial ownership includes voting or investment power with respect to securities and includes the shares of common stock issuable pursuant to stock options that are exercisable within 60 days of March 1, 2014. Shares of common stock issuable pursuant to stock options are deemed outstanding for computing the percentage of shares beneficially owned by the person holding such options but are not outstanding for computing the percentage of shares beneficially owned by any other person.

To our knowledge, except as indicated, the stockholders named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them, based on the information provided to us by such stockholders. To our knowledge, except as indicated, as of March 1, 2014, none of our officers or directors have pledged any of the shares that they respectively beneficially own. Unless otherwise indicated, the address for each director and executive officer is: c/o EPAM Systems, Inc., 41 University Drive, Suite 202, Newtown, Pennsylvania 18940.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number	Percent
Named Executive Officers and Directors
Arkadiy Dobkin(1)	3,112,146	6.6
Karl Robb	48,700		*
Balazs Fejes(2)	303,869		*
Andrew J. Guff(3)	7,818,464	16.7
Donald P. Spencer(3)	7,818,464	16.7
Richard Michael Mayoras	8,185		*
Ronald P. Vargo	12,356		*
Robert E. Segert	12,356		*
All executive officers and directors as a group (10 people)	11,378,779	24.29
5% Stockholders
Affiliates of Siguler Guff(3)	7,818,464	16.7
FMR LLC (4)	4,696,256	10.0
Waddell & Reed Financial Inc.(5)	3,225,975	6.9
Pennant Capital Management, LLC (6)	2,381,122	5.1

*	Denotes less than 1% of the shares of common stock beneficially owned.
(1)	Includes (i) 2,598,746 shares of common stock held directly by Mr. Dobkin and (ii) 513,400 shares of common stock held by the Arkadiy Dobkin GST Exempt Grantor Trust (the “Dobkin Grantor Trust”) for the benefit of Mr. Dobkin’s children, for which Mr. Dobkin’s spouse acts as the trustee. Mr. Dobkin may be deemed to have shared power to vote or to direct the vote, and shared power to dispose or to direct the disposition of the 513,400 shares held by the Dobkin Grantor Trust and identified as beneficially owned by him above. Mr. Dobkin disclaims beneficial ownership of the securities held by the Dobkin Grantor Trust except to the extent of his pecuniary interest therein.
(2)

Includes 164,200 shares of common stock issuable to Mr. Fejes upon exercise of options exercisable within 60 days of March 1, 2014 and 139,669 shares of common stock owned by Redlodge Holdings Limited. Mr. Fejes, our Senior Vice President and Head of our Banking and Financial Services Industry Business Unit, and Stelios

Savvides is each a director of Redlodge Holdings Limited and may be deemed to have voting and dispositive control over the shares of our common stock held by Redlodge Holdings Limited. The address of Redlodge Holdings Limited is 229 Arch. Makarios III Avenue, Meliza Court, 4th Floor, 3105 Limassol, Cyprus. Redlodge Holdings Limited provides consultancy services to us.
(3)	Based on a Schedule 13G/A filed with the SEC on February 10, 2014. Includes (i) 4,644,522 shares of common stock owned by Russia Partners II, LP, a Cayman Islands exempted limited partnership (“RP II”); (ii) 2,814,850 shares of common stock owned by Russia Partners II EPAM Fund, LP, a Delaware limited partnership (“RP II EPAM”); (iii) 137,707 shares of common stock owned by Russia Partners II EPAM Fund B, LP, a Delaware limited partnership (“RP II EPAM B”) and (iv) 221,385 shares of common stock owned by Russia Partners III, L.P., Cayman Islands exempted limited partnership (“RP III” and collectively with RP II, RP II EPAM and RP II EPAM B, the “Siguler Guff Holders”). Russia Partners Capital II M, LLC is the general partner of RP II, Russia Partners Capital II E, LLC is the general partner of RP II EPAM and of RP II EPAM B, and Russia Partners Capital III, LLC is the general partner of RP III. Andrew J. Guff and Donald P. Spencer are the managing directors of each of Russia Partners Capital II M, LLC, Russia Partners Capital II E, LLC and Russia Partners Capital III, LLC and may be deemed to have voting and investment control over the shares of our common stock held by the Siguler Guff Holders. The Siguler Guff Holders are all managed by Russia Partners Management, LLC, whose investment committee of Andrew J. Guff, George W. Siguler and Vladimir Andrienko, may also be deemed to have voting and investment control over the shares of our common stock held by the Siguler Guff Holders. The Siguler Guff Holders, their general partners and their manager are all affiliates of Siguler Guff & Company, LP. Each of Russia Partners Capital II M, LLC, Russia Partners Capital II E, LLC, Russia Partners Capital III, LLC, Russia Partners Management, LLC and Messrs. Guff, Spencer, Siguler and Andrienko disclaims beneficial ownership of any shares of our common stock owned of record by the Siguler Guff Holders, except to the extent of any pecuniary interest therein. Ross Goodhart, who was one of our directors in fiscal year 2012 through to January 8, 2013, is an officer of affiliates of the Siguler Guff Holders. The address of each of the Siguler Guff Holders, Russia Partners Capital II M, LLC, Russia Partners Capital II E, LLC, Russia Partners Capital III, LLC, Russia Partners Management, LLC and Messrs. Guff, Spencer, Siguler and Andrienko is c/o Siguler Guff & Company, LP, 825 Third Avenue, 10th Floor, New York, NY 10022.
(4)	Based on a Schedule 13G/A filed with the SEC on February 14, 2014, by FMR LLC, Edward C. Johnson 3d. and Fidelity Management & Research Company (“Fidelity”), 245 Summer Street, Boston, Massachusetts 02210, a wholly owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 3,019,607 shares of our common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Pursuant to the Schedule 13G/A, (i) Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the 3,019,607 shares owned by the Funds; (ii) Fidelity SelectCo, LLC (“SelectCo”), 1225 17th Street, Suite 1100, Denver, Colorado 80202, a wholly owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 1,568,686 shares of our common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940 (the “SelectCo Funds”), and Edward C. Johnson 3d and FMR LLC, through its control of SelectCo, and the SelectCo Funds each has sole power to dispose of the 1,568,686 shares owned by the SelectCo Funds; (iii) members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC; (iv) the Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares, and accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC; and (v) neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Boards of Trustees, and Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees. In addition, Pyramis Global Advisors Trust Company (“PGATC”), 900 Salem Street, Smithfield, Rhode Island, 02917, an indirect wholly owned subsidiary of FMR LLC and a bank as defined in Section 3(a)(6) of the Exchange Act, is the beneficial owner of 107,963 shares of our common stock as a result of its serving as investment manager of institutional accounts owning such shares. Pursuant to the schedule, Edward C. Johnson 3d and FMR LLC, through its control of PGATC, each has sole dispositive power over 107,963 shares and sole power to vote or to direct the voting of 107,963 shares of our common stock owned by the institutional accounts managed by PGATC as reported above.

(5)	Based on a Schedule 13G filed with the SEC on February 7, 2014 by Waddell & Reed Financial, Inc. (“WDR”), Waddell & Reed Financial Services, Inc. (“WRFSI”), Waddell & Reed, Inc. (“WRI”), Waddell & Reed Investment Management Company (“WRIMCO”) and Ivy Investment Management Company (“IICO”), 6300 Lamar Avenue, Overland Park, KS 66202, WDR is the indirect beneficial owner of 3,225,975 shares of our common stock and has sole voting and sole dispositive power over 3,225,975 shares. The securities reported on herein are beneficially owned by one or more open-end investment companies or other managed accounts which are advised or sub-advised by IICO, an investment advisory subsidiary of WDR or WRIMCO, an investment advisory subsidiary of WRI. WRI is a broker-dealer and underwriting subsidiary of WRFSI, a parent holding company. In turn, WRFSI is a subsidiary of WDR, a publicly traded company. The investment advisory contracts grant IICO and WRIMCO all investment and/or voting power over securities owned by such advisory clients. The investment sub-advisory contracts grant IICO and WRIMCO investment power over securities owned by such sub-advisory clients and, in most cases, voting power. Any investment restriction of a sub-advisory contract does not restrict investment discretion or power in a material manner. Therefore, IICO and/or WRIMCO may be deemed the beneficial owner of the securities covered by this statement under Rule 13d-3 of the Exchange Act . IICO, WRIMCO, WRI, WRFSI and WDR are of the view that they are not acting as a “group” for purposes of Section 13(d) under the Exchange Act. Indirect “beneficial ownership” is attributed to the respective parent companies solely because of the parent companies’ control relationship to WRIMCO and IICO.
(6)	Based on a Schedule 13G/A filed with the SEC on February 14, 2014 by Pennant Capital Management, LLC and Alan Fournier c/o Pennant Capital Management, LLC, One DeForest Avenue, Suite 200, Summit, New Jersey 07901. Alan Fournier and Pennant Capital Management, LLC are each a beneficial owner of 2,381,122 shares of our common stock and each has shared dispositive power over 2,381,122 shares and shared power to vote or to direct the voting of 2,381,122 shares of our common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Our Related Person Transaction Policy

The Board adopted a written policy with respect to related person transactions in January 2012. Under such related person transaction policy, a “Related Person Transaction” is any transaction, arrangement or relationship involving us in which a Related Person has a direct material interest. A “Related Person” is any of our executive officers, directors or director nominees, any stockholder beneficially owning in excess of 5% of our stock or securities exchangeable for our stock and any immediate family member of any of the foregoing persons.

Pursuant to such related person transaction policy, any Related Person Transaction must be approved or ratified by our Nominating and Corporate Governance Committee, the Board or a designated committee thereof consisting solely of independent directors. In determining whether to approve or ratify a transaction with a Related Person, our Nominating and Corporate Governance Committee, the Board or the designated committee of independent directors will consider all relevant facts and circumstances, including without limitation the commercial reasonableness of the terms, the benefit and perceived benefit, or lack thereof, to us, opportunity costs of alternate transactions, the materiality and character of the Related Person’s direct or indirect interest, and the actual or apparent conflict of interest of the Related Person. The Board or the designated committee of independent directors will not approve or ratify a Related Person Transaction unless it has determined that, upon consideration of all relevant information, such transaction is in, or not inconsistent with, the best interests of us and our stockholders.

Below are historical transactions with Related Persons that we believe will continue in the future, subject to our related person transaction policy and subject to approval or ratification by our Board or a designated committee thereof consisting solely of independent directors. The Board approved such transactions at the time they were entered into and we believe that each of these transactions were in the best interests of us and our stockholders at the time they were entered into.

Registration Rights Agreements

Under the terms of the Amended and Restated Registration Rights Agreement dated February 19, 2008 with our Series A-1 and Series A-2 preferred stockholders and certain common stockholders and the Registration Rights Agreement dated April 26, 2010 with our Series A-3 preferred stockholders, referred to together as the Registration Rights Agreements, our preferred stockholders and certain common stockholders, including Mr. Dobkin, affiliates of Messrs. Robb and Fejes, and certain affiliates of Siguler Guff, are each entitled to certain registration rights, including demand registration rights.

In addition, the Board approved participation by Russia Partners III, L.P. (“RP III”), Cayman Islands exempted limited partnership, in registered offerings of our common stock on August 29, 2013, September 13, 2013 and November 22, 2013 that were effected pursuant to the exercise of demand registration rights under the Registration Rights Agreement. RP III is an affiliate of Siguler Guff but is not entitled to Registration Rights under the Registration Rights Agreement. RP III sold an aggregate of 262,629 shares of our common stock for aggregate gross proceeds of $8.6 million in those offerings.

Holders of approximately 11 million shares of our common stock currently have the right to require us to register the sales of their shares of common stock under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the terms of the Registration Rights Agreements between us and the holders of these securities. Subject to limitations specified in such agreements, these registration rights include:

Demand registration rights. Holders of a majority of our registrable preferred securities, that were converted into our common stock in connection with our initial public offering, subject to each of the Registration Rights Agreements can request us to file with the SEC and cause to be declared effective a registration statement covering the resale of all or any portion of the shares of registrable securities that they hold, as long as the anticipated gross proceeds of such offering and registration will be at least $7 million. In addition, holders of registrable preferred securities that did not participate in our initial public offering can request us to file with the SEC and cause to be declared effective a registration statement covering the resale of all or any portion of the shares of registrable securities that they hold, as long as the anticipated gross proceeds of such offering and registration will be at least $7 million. We are only obligated to register the registrable securities on three occasions, however the Board may, in its good faith judgment, defer any filing for 90 days (which deferral may not be used more than once in any 12-month period). Furthermore, at any time, the holders of the registrable securities held by parties to the Registration Rights Agreements can require us to file with the SEC and cause to be declared effective (if we are eligible) a short-form registration statement on Form S-3 covering the resale of all or any portion of shares of registrable securities held by such persons, except if we have already effected two registration statements on Form S-3 in that year, if the anticipated gross proceeds of such offering and registration would not exceed $1 million or if Form S-3 is not available to us.

Piggyback registration rights. If we register any of our securities under the Securities Act for sale to the public, either for our own account or for the account of other security holders or both, the holders of shares of registrable securities party to the Registration Rights Agreements are entitled to notice of the intended registration and to include any or all of their registrable securities in the registration.

Limitations and expenses. With specified exceptions, a stockholder’s right to include shares in an underwritten registered offering is subject to the right of the underwriters to limit the number of shares included in such offering. We are generally required to pay all expenses of registration, including the fees and expenses of legal counsel for us and for the selling stockholders, but excluding underwriters’ discounts and commissions.

All registration rights for a holder under the Registration Rights Agreements terminate on the date when all such holder’s registrable securities can be resold pursuant to Rule 144(b)(1) under the Securities Act.

Indemnification Agreements

Our certificate of incorporation includes provisions that authorize and require us to indemnify our officers and directors to the fullest extent permitted under Delaware law, subject to limited exceptions. We have entered into separate indemnification agreements with each of our directors and executive officers. These agreements will require us to indemnify these individuals to the fullest extent permitted by applicable law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Director Independence

Further information on director independence is set forth in “Corporate Governance.”

Insider Trading Policy and Rule 10b5-1 Trading Plans

We have an insider trading policy that prohibits, among other things, short sales, pledging and hedging of stock ownership positions, and transactions involving derivative securities relating to EPAM’s common stock.

As of the Record Date, certain of our officers and directors were parties to 10b5-1 trading plans. We do not undertake any obligation to report Rule 10b5-1 trading plans that are adopted, or may be adopted in the future, by any of our officers and directors, or to report any modifications or terminations of any publicly announced plan, except to the extent required by law.

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee does not constitute “soliciting material” and shall not be deemed filed or incorporated by reference into any other filing by EPAM under the Securities Act or the Exchange Act.

The Audit Committee has reviewed and discussed with the Company’s management and Deloitte & Touche LLP, the Company’s independent registered public accounting firm, the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

The Audit Committee has discussed with the independent registered public accounting firm matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee received the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent registered public accounting firm that firm’s independence from the Company and its management, including any matters in those written disclosures.

Based on the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the written disclosures and the letter of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC.

AUDIT COMMITTEE

Ronald P. Vargo, Chair
Robert E. Segert
Richard Michael Mayoras

INFORMATION REGARDING COMPENSATION OF DIRECTORS

Compensation of Directors

The following table contains information about the fees and other compensation paid to the members of the Board in the fiscal year ended December 31, 2013. Neither our President and Chief Executive Officer nor our Executive Vice President (“EVP”) and President of EU Operations received compensation for his service as a director, and therefore, are not included in the following table. The compensation received by the President and Chief Executive Officer and by our EVP and President of EU Operations as executive officers is presented in “Executive Compensation Tables Narrative.” Messrs. Goodhart, Guff and Spencer did not receive compensation for their services as directors because they are employed by our stockholder Siguler Guff & Company.

Director Compensation

Name	Fees Earned or Paid in Cash ($)		Stock Awards(1) ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Ross Goodhart (2)	—		—		—	—	—	—	—
Andrew J. Guff	—		—		—	—	—	—	—
Donald P. Spencer	—		—		—	—	—	—	—
Robert E. Segert	62,500	(3)	74,986	(4)	—	—	—	—	137,486
Ronald P. Vargo	66,000	(5)	74,986	(4)	—	—	—	—	140,986
Richard Michael Mayoras	49,200	(6)	175,610	(7)	—	—	—	—	224,810

(1)	This column represents the aggregate grant date fair value of restricted stock granted to the directors in 2013, computed in accordance with FASB ASC Topic 718. For further information on how we account for stock-based compensation, please see Notes 1 and 14 to the consolidated financial statements included in EPAM’s 2013 Form 10-K.
(2)	Mr. Goodhart ceased to be a member of the Board as of January 8, 2013.
(3)	This represents a fee of $8,000 paid to Mr. Segert for his service as a member of the Audit Committee, $5,000 paid for his service as a member of the Compensation Committee, $7,500 paid for his service as a chairman of the Nominating and Corporate Governance Committee and $40,000 paid as an annual retainer, each of which payments was prorated according to the number of days that Mr. Segert served on the board in fiscal 2013, as well as an additional fee of $2,000 for attending additional board meetings in fiscal 2013 (as described below).
(4)	This represents an annual grant of 2,928 shares of restricted stock to each Messrs. Segert and Vargo on June 13, 2013 that fully vests on June 13, 2014 (or, upon termination of service from the Board at any time, a portion of restricted shares will vest as of the date of such termination on a pro rata basis.)
(5)	This represents a fee of $20,000 paid to Mr. Vargo for his service as a chairman of the Audit Committee, $3,000 paid for his service as a member of the Nominating and Corporate Governance Committee and $40,000 paid as an annual retainer, each of which payments was prorated according to the number of days that Mr. Vargo served on the Board in fiscal 2013, as well as an additional fee of $3,000 for attending additional board meetings in fiscal 2013 (as described below.) .
(6)	This represents a fee of $7,867 paid to Mr. Mayoras for his service as a member of the Audit Committee and $39,333 paid as an annual retainer, each of which payments was prorated according to the number of days that Mr. Mayoras served on the board in fiscal 2013, as well as an additional fee of $2,000 for attending additional board meetings in fiscal 2013 (as described below).
(7)	This represents (i) an initial grant of 5,257 shares of restricted stock to Mr. Mayoras on January 8, 2013 that vests 25% on each of January 8, 2014, 2015, 2016 and 2017 (or, upon termination of service from the Board at any time, a portion of restricted shares will vest as of the date of such termination on a pro rata basis) and (ii) an annual grant of 2,928 shares of restricted stock to Mr. Mayoras on June 13, 2013 that fully vests on June 13, 2014 (or, upon termination of service from the Board at any time, a portion of restricted shares will vest as of the date of such termination on a pro rata basis).

Non-employee directors are compensated under the EPAM Systems, Inc. 2012 Non-Employee Directors Compensation Plan under which each of our non-employee directors is eligible to receive an annual cash retainer (which the director may elect to receive in shares), committee and meeting fees and an annual equity award and an equity award upon joining the Board. The plan defines a “non-employee director” as a member of our Board that the Board in its sole discretion determines (i) is “independent” of the Company within the meaning of Section 303A of the NYSE Listed Company Manual and (ii) is not affiliated with any stockholder or group of stockholders who beneficially own 10% or more of our common stock (calculated on a fully diluted basis and assuming the conversion of all of our preferred stock). Our other directors will receive no compensation for serving as directors.

Unless the Board resolves otherwise or unless otherwise agreed to between the Company and the Board, each non-employee director will receive an annual retainer of $40,000. During fiscal year 2013, each non-employee director who attends more than six meetings of the board in any calendar year will also receive an additional cash payment of $2,000 for each such additional meeting that such Non-Employee Director attends in person and $1,000 for each such additional meeting that such Non-Employee Director attends telephonically. Effective for fiscal year 2014, each non-employee director who attends more than ten meetings of the board, or more than ten meetings of the same Committee on which such Non-Employee Director serves in any calendar year, shall receive an additional cash payment of $2,000 for each such additional meeting that such Non-Employee Director attends in person and $1,000 for each such additional meeting that such Non-Employee Director attends telephonically. In addition, the chairman of the Audit Committee will receive an annual fee of $20,000, the chairman of the Compensation Committee will receive an annual fee of $10,000 and the chairman of the Nominating and Corporate Governance Committee will receive an annual fee of $7,500. Each committee member (other than the chairman) will receive an additional cash retainer in the amount of $8,000, $5,000 and/or $3,000 for his or her service on one or more of the Audit, Compensation or Nominating and Corporate Governance Committees, respectively.

Each non-employee director receives an annual grant of restricted stock under our 2012 Non-Employee Directors Compensation Plan having a fair market value (as defined in the plan) of $75,000. In addition, each is entitled to a grant of restricted stock having a fair market value of $100,000 at the time that the director joins our board.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee’s members are Richard Michael Mayoras, Ronald P. Vargo and Robert E. Segert. Messrs. Guff and Spencer each served as a member of our Compensation Committee until January 30, 2014. No other member of the Compensation Committee who served during 2013 is or was an employee during 2013, or is or ever has been an officer of our Company. None of the Company’s executive officers has served during 2013 on the compensation committee or any similar committee of another public company with executive officers who serve as members of our Board. No member of the Compensation Committee who served during 2013 had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K.

Compensation Committee Report

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts.

The Compensation Committee has reviewed and discussed the below Executive Compensation Table Narrative with management and its independent consultant and, based on the review and discussions, recommended to our board that this Executive Compensation Table Narrative be included in this Proxy Statement.

The Compensation Committee

Richard Michael Mayoras, Chair
Robert E. Segert
Ronald P. Vargo

EXECUTIVE COMPENSATION TABLES NARRATIVE

As an “emerging growth company” under SEC rules, we are not required to include a Compensation Discussion and Analysis or conduct a stockholder advisory vote on executive compensation, and we have elected to comply with the disclosure requirements applicable to emerging growth companies. For information on director compensation, see “Information Regarding Compensation of Directors,” and for the report of the Compensation Committee, see “Compensation Committee Report,” each of which is incorporated herein by reference.

Named Executive Officers

Our Named Executive Officers (“NEOs”) are our President and Chief Executive Officer, Mr. Arkadiy Dobkin, and our two other most highly compensated executive officers—Messrs. Karl Robb, Executive Vice President, President of EU Operations and Balazs Fejes, Senior Vice President, Global Head of Banking and Financial Services Business Unit.

Compensation Philosophy and Objectives

Our philosophy is to provide a compensation opportunity to each of our NEOs that is commensurate with his position and experience, largely in the form of short- and long-term incentives tied to corporate performance and aligned with the long-term interests of our stockholders. We use a mix of short-term compensation, in the form of base salaries, fixed consulting fees and cash bonuses, and long-term compensation, in the form of equity awards, as the total compensation structure to meet these objectives. This compensation program serves to complement the strong alignment our NEOs have with our stockholders as a result of the significant equity interests several of our NEOs have in the Company.

Compensation-Setting Process

Role of the Board and Compensation Committee

The Board established the Compensation Committee to carry out the Board’s responsibilities to administer our compensation programs. Our Compensation Committee is responsible for establishing and administering director compensation and executive officer compensation, including salaries, bonuses and equity incentive compensation. The Compensation Committee operates under a written charter adopted by the Compensation Committee and approved by the Board. The authority of the Compensation Committee pursuant to the terms of its charter is described in “Committees of the Board—Compensation Committee.” Pursuant to its charter, the Compensation Committee may delegate authority when it deems appropriate and in the best interests of the Company, including the authority to grant stock rights or options to any non-Section 16 officer of the Company under the Company’s incentive-compensation or other equity-based plans and has delegated to our President and Chief Executive Officer the authority to make equity grants to employees other than certain members of senior management (including all Section 16 officers) up to a pre-authorized pool of shares. The Compensation Committee uses its judgment and experience as well as the recommendations of our President and Chief Executive Officer to determine the appropriate amount and mix of compensation for each other NEO.

To comply with Rule 16b-3 under the Exchange Act, we expect equity incentive compensation for executive officers to be approved, on the recommendation of the Compensation Committee, by the full Board or a committee of our directors who qualify as “non-employee directors” pursuant to this rule.

Role of Management

In his role as President and Chief Executive Officer, Mr. Dobkin provides substantial input in determining compensation paid to our executive officers (other than for himself). For Mr. Dobkin, the Compensation Committee evaluates his performance and, based on this evaluation, determines his base salary and bonus and recommends his equity compensation to the Board. Mr. Dobkin is not present at the portion of such meetings of the Compensation Committee or the Board where his compensation is reviewed.

Role of the Compensation Consultant

The Compensation Committee retained Pay Governance in December 2012 to provide the Compensation Committee with guidance and services relating to executive pay going forward. In 2013, Pay Governance provided executive compensation survey data to the Compensation Committee, which the Compensation Committee referred to as part of its consideration of market practices and review of EPAM’s pay levels and practices. Such data, however, was only one of several factors considered by the Compensation Committee in making its compensation decisions. EPAM did not engage Pay Governance for any additional services outside of executive compensation consulting. In addition, Pay Governance provided the Compensation Committee information regarding its independence as an advisor, and the Compensation Committee took that information into account in concluding that there was no conflict of interest within the meaning of Section 10C-1 of the Exchange Act affecting Pay Governance’s independence.

Elements of Compensation

Each NEO’s compensation package is tailored to each individual and is intended to encourage executive performance that supports our organizational strategy. When setting the amount of compensation to be awarded to our NEOs, other than our Chief Executive Officer, in a given year, the Compensation Committee considers the recommendations of our Chief Executive Officer, as well as the relative proportion of total compensation delivered on a current and long-term basis and in the form of cash and equity prior to making changes to compensation levels. Following the Compensation Committee’s review of Company and individual performance, rather than through the use of predetermined performance metrics, the base salary and bonus of our Chief Executive Officer is determined by the Compensation Committee, and his equity compensation may be approved by the Compensation Committee or the Board, as applicable.

The fundamental elements of our compensation program are:

•	fixed compensation – base salary or fixed consulting fee;

•	variable compensation – annual cash bonuses or variable consulting fee;

•	long-term equity incentives; and

•	other broad-based benefits.

Although we expect these to remain the elements of our compensation program going forward, the relative weighting of each element and specific plan and award designs may evolve.

Mr. Robb is retained as a consultant to the Company, and his consulting fees (which include both a fixed payment and a variable payment) are paid directly to his direct employer, Landmark Business Development Limited. Mr. Fejes is employed in part by a subsidiary of the Company, for which service he receives a base salary, and in part as a consultant to the Company. Mr. Fejes’ consulting fees (which include both a fixed payment and a variable payment) are paid directly to his direct employer, Redlodge Holdings Limited. However, equity awards are granted directly to Mr. Robb and Mr. Fejes.

2013 Bonus Program

For 2013, the overall bonus pool and the individual bonus payments and variable consulting fees were not based on formulaic performance metrics. Instead, bonuses or variable consulting fees were awarded on a discretionary basis by our Chief Executive Officer (other than for himself) in consultation with the Compensation Committee, generally based on the Company’s performance, combined with an objective and subjective evaluation of individual performance. The amount of our Chief Executive Officer’s 2013 bonus was determined by the Compensation Committee, based on Company and individual performance. We believe the responsibility to exercise discretion and consideration of a broad range of factors enables us to retain the flexibility to appropriately reward individual performance.

The amount of each of the bonuses or variable consulting fees was determined based on the following Company-wide performance considerations:

•	2013 revenue growth of 28.0% over 2012;

•	2013 non-GAAP income from operations growth of 22.6% over 2012; and

•	2013 non-GAAP net income growth of 22.3% over 2012.

See Annex A to this Proxy Statement for a reconciliation of the non-GAAP financial measures that appear in the last two bullets above to the most directly comparable GAAP financial measures.

In addition, the bonus or variable consulting fee for each of our NEOs was based on the following considerations of individual performance:

•	Mr. Dobkin’s exceptional performance in creating shareholder value, his leadership of the Company’s maturation as a publicly traded company and expansion of its global footprint, and continuing to execute on the Company’s long term strategy of growth;

•	Mr. Robb’s overall leadership and contribution to the European segment’s 20.9% growth in revenue and 5.65% growth in operating profit over 2012; and

•	Mr. Fejes’ contributions to the significant growth in our Banking and Financial Services Business Unit.

The Compensation Committee approved a 2013 bonus in the amount of $400,000 for Mr. Dobkin, however Mr. Dobkin subsequently declined the full 2013 bonus resulting in a 2013 bonus of $150,000 .

2013 Equity Awards

On January 11, 2012, we adopted our 2012 Long Term Incentive Plan (the “2012 Plan”) which permits us to grant stock options, restricted stock, restricted stock units or other types of equity awards to employees of the Company, including our NEOs, as the Compensation Committee (or the Board for grants to our executive officers) deems appropriate.

The awards granted to our NEOs in 2013 are further described in “Outstanding Equity Awards at December 31, 2013.” Treatment of such awards upon a termination or change in control are described under “Potential Payments on Termination and Change in Control.”

Perquisites

In 2013, we did not provide perquisites to our NEOs because we believe that our compensation objectives are better achieved as a result of the compensation elements described above. However, the use of perquisites may be re-evaluated at a later date as necessary to ensure that we can attract and retain executives.

Retirement and Other Broad-based Employee Benefits

We have established a 401(k) retirement plan, which is a tax-qualified self-funded retirement plan, in which our U.S. employees, including Mr. Dobkin, may participate. Under this plan, employees may elect to defer their current compensation by up to the statutory limit. Effective January 1, 2013, we provide discretionary matching contributions to the plan up to a maximum of 2% of the employee’s eligible compensation. In 2013, $404,000 in employer contributions were made on behalf of participating U.S. employees to the 401(k) retirement plan. Other benefits in which our U.S. employees, including Mr. Dobkin, may participate include group health insurance (including medical, dental and vision), long- and short-term disability, group life, AD&D and paid time off.

Mr. Robb receives lump sum cash payments in amounts sufficient to cover the cost of obtaining health insurance. Mr. Fejes receives statutory benefits required by Swiss law.

We do not maintain any defined benefit pension plans or any nonqualified deferred compensation plans.

Compensation Risk Assessment

Our management team has reviewed our compensation policies and practices for all of our employees with our Board. The Board has determined, based on this review, that our compensation policies and practices are not reasonably likely to have a material adverse effect on our Company.

Employment and Other Arrangements

None of our NEOs are currently a party to an employment agreement or consultancy agreement (other than a standard employment agreement that Mr. Fejes has entered into with a Swiss sub-entity under Swiss law). However, pursuant to the terms of an employment agreement previously entered into with Mr. Dobkin and consultancy agreements previously entered into with Messrs. Robb and Fejes, they are subject to certain confidentiality obligations that survived the expiration of those agreements. Information regarding the NEOs’ restrictive covenant obligations and any benefits upon termination or change in control is described under “Potential Payments on Termination and Change in Control.”

Summary Compensation Table

The following table presents information concerning the total compensation of our NEOs, for services rendered to us in all capacities during the fiscal years ended December 31, 2012 and 2013:

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)

Arkadiy Dobkin	2013	300,000		150,000	(2)	—	—	—		450,000
Chief Executive Officer and President	2012	300,000		700,000		—	—	—		1,000,000

Karl Robb	2013	3,572	(3)	—		—	—	447,200	(3)	450,772
President of EU Operations and Executive Vice President	2012	1,526		—		2,337,600	—	613,823		2,952,949

Balazs Fejes	2013	190,973	(4)	—		—	170,777	234,060	(4)	595,810
Senior Vice President, Global Head of Banking and Financial Services Business Unit	2012	188,795		—		—	86,715	355,608		631,118

(1)	The amounts in this column represent the aggregate grant date fair value of the stock and option awards granted to Mr. Fejes in 2013, computed in accordance with FASB ASC Topic 718. We provide information regarding the assumptions used to calculate the value of these option awards in Note 14 to the audited consolidated financial statements included elsewhere in our 2013 Annual Report. There can be no assurance that these awards will vest or will be exercised (in which case no value will be realized by the individual), or that the value upon exercise will approximate the aggregate grant date fair value.
(2)	The Compensation Committee approved a 2013 bonus in the amount of $400,000 for Mr. Dobkin, however Mr. Dobkin subsequently declined the full 2013 bonus resulting in a 2013 bonus of $150,000.
(3)	This amount was paid in Belarusian rubles. For 2013, the applicable exchange rates used was $0.00011 per Belarusian ruble based on the average exchange rates for 2013 from www.oanda.com.
(4)	Mr. Robb provides services to the Company in his capacity as a consultant. For 2013, this amount represents a fixed consulting fee ($272,200) and a variable consulting fee ($175,000), which were paid directly to his direct employer, Landmark Business Development Limited. These amounts were paid in euros and U.S. dollars, respectively. For 2013, the applicable exchange rate used was $1.33 per euro based on the average exchange rates for 2013 from www.oanda.com.
(4)	Mr. Fejes provides services to the Company partially in his capacity as a consultant and partially in his capacity as an employee. For 2013, the amount in the column “Salary” represents salary paid to Mr. Fejes directly in his capacity as an employee ($190,437 of which was paid in Swiss francs and $536 of which was paid in Hungarian forints). The amount in the “All Other Compensation” column represents a fixed consulting fee ($109,060) and a variable consulting fee ($125,000), which were paid directly to Mr. Fejes’ direct employer, Redlodge Holdings Limited. These amounts were paid in euros and U.S. dollars, respectively. For 2013, the applicable exchange rates used were $1.08 per Swiss franc, $0.0045 per Hungarian forint and $1.33 per euro based on the average exchange rates for 2013 from www.oanda.com.

Outstanding Equity Awards at December 31, 2013

The following tables summarize the number of shares of common stock underlying outstanding stock option awards and outstanding restricted stock awards for each NEO as of December 31, 2013.

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable(#)	Number of Securities Underlying Unexercised Options Unexercisable(#)		Option Exercise Price ($)	Option Expiration Date
Arkadiy Dobkin	—	—		—	—
Karl Robb	—	40,000	(1)	4.63	08/13/2020
Balazs Fejes	114,600	40,000	(1)	4.63	08/13/2020
	2,800	8,400	(2)	16.80	03/19/2022
	—	16,000	(3)	23.36	05/29/2023

(1)	This portion of the option award vests on January 1, 2014.
(2)	The option award vests in four equal installments: 25% vested on March 19, 2013 and the remainder will vest ratably on each of March 19, 2014, 2015 and 2016.
(3)	The option award vests in four equal installments: 25% vests on each of March 19, 2014, 2015, 2016 and 2017.

Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Arkadiy Dobkin	—		—
Karl Robb	97,400	(1)	3,403,156	(2)
Balazs Fejes	—		—

(1)	The remaining unvested portion of this restricted stock award vests in two equal installments: 48,700 shares vest on each of January 1, 2014 and 2015.
(2)	For purposes of this table, we have determined the market value of the stock awards based on $34.94 per share, the closing price of our common stock on December 31, 2013.

Potential Payments on Termination and Change in Control

The following summary sets forth a description of the material terms of each contract, agreement, plan or arrangement in effect as of December 31, 2013 that provides for benefits to our NEOs upon termination of employment or service or change in control as of such date.

We do not have policies or agreements in place that provide severance to our NEOs in the event of a termination of service or a change in control. However, our NEOs are subject to certain restrictive covenants following termination and may be entitled to accelerated vesting of equity awards upon a termination of service or change in control. For the amount of such equity awards, including their market value as of December 31, 2013, see the “Outstanding Equity Awards at December 31, 2013” table above.

Awards granted under the 2012 Plan

Death or Disability. If termination of service occurs due to death or Disability, any unvested portion of the option will be forfeited as of the termination date and any vested portion of the option will remain exercisable until one year following such termination date, unless the Compensation Committee determines that the option should be exercisable to some greater extent or remain exercisable for some longer period (but not after the tenth anniversary of the grant date).

For Cause. If termination of service is for Cause, the unexercised portion of the option (both vested and unvested) will be forfeited as of the termination date.

For Any Other Reason. If termination of service occurs for any reason except for the reasons described above or in connection with a Change in Control, the unvested portion of the option will be forfeited as of the termination date and any vested portion of the option will remain exercisable until 90 days following such termination date, unless the Compensation Committee determines that the option should be exercisable to some greater extent or remain exercisable for some longer period (but not after the tenth anniversary of the grant date).

Change in Control. The option will vest in full upon a termination of service by the Company or an affiliate without Cause or by the executive for Good Reason within two years after a Change in Control, and the option will remain exercisable until 90 days after the termination date.

Awards granted under the 2006 Plan

Messrs. Robb and Fejes’ option awards granted in 2010 are subject to the terms of the 2006 Stock Option Plan (the “2006 Plan”) and the applicable award agreement.

Death, Disability or Retirement. If termination of service occurs due to a death, Disability or Retirement, vested options will remain exercisable for 90 days following such termination, unless the Compensation Committee determines that the options should be exercisable to some greater extent or remain exercisable for some longer period (but not after the tenth anniversary of the grant date).

For Cause or Voluntary Termination. If termination of service occurs for Cause or voluntarily by the executive (for a reason other than for the reasons provided above or in connection with a Change in Control), any vested options will be deemed frozen and will not be exercisable for a ten-day period immediately following the termination date so the Compensation Committee can decide whether to elect to terminate all such vested options and unvested options will be forfeited.

Change in Control. The Compensation Committee has the discretion to accelerate the vesting of outstanding stock options under the 2006 Plan on a change in control.

Restricted Stock Award to Mr. Robb

Mr. Robb’s restricted stock award granted in 2012 is subject to the terms of an award agreement. Pursuant to the agreement, if Mr. Robb’s service terminates for Cause or for other than Good Reason, any unvested shares will be immediately forfeited.

Restricted Covenants

Mr. Dobkin is subject to certain confidentiality obligations pursuant to an employment agreement he previously entered into and which has since expired, and Messrs. Robb and Fejes are subject to certain confidentiality obligations pursuant to the terms of consultancy agreements previously entered into with each of them and which have since expired. Pursuant to these agreements, each NEO agreed to not disclose any confidential information relating to us or our business.

Pursuant to agreements entered into in connection with (i) Mr. Robb’s restricted stock award granted in 2012 and (ii) Mr. Fejes’ employment and/or his option award granted in 2010, each of Messrs. Robb and Fejes is also subject to (A) a perpetual non-disclosure obligation, (B) non-solicitation and non-compete obligations, which survive for a period of 12 months after his termination of employment or service, and (C) a requirement to assign to us his rights to any intellectual property developed within the course of his employment or service to us.

Applicable Definitions

Change of Control. Under the 2012 Plan, “Change of Control” generally means the occurrence of one of the following events: (i) the acquisition of 50% or more of the combined voting power of our outstanding securities entitled to vote generally in the election of directors; (ii) the replacement of the majority of our directors during any period of 24 consecutive months (other than by directors approved by at least a majority of our remaining directors); or (iii) either (x) the consummation of our or any of our subsidiaries’ merger or consolidation with any other corporation or entity (unless our or our subsidiary’s voting securities outstanding immediately prior to such transaction continue to represent at least 50% of the combined voting power and total fair market value of the securities of our Company or of the surviving entity or its ultimate parent outstanding immediately after such merger or consolidation) or (y) any sale, lease, exchange or other transfer to any person (other than our affiliate) of our assets and/or assets of any of our subsidiaries, in one transaction or a series of related transactions, having an aggregate fair market value of more than 50% of the fair market value of our Company and our subsidiaries immediately prior to such transaction or transactions, but only to the extent that, in connection with such transaction or transactions or within a reasonable period thereafter, our stockholders receive distributions of cash and/or assets having a fair market value that is greater than 50% of the fair market value of our Company immediately prior to such transaction or transactions.

Cause. Under the 2012 Plan, “Cause” generally means, unless otherwise defined in the participant’s individual agreement, our good faith determination of a participant’s: (i) willful material breach or habitual neglect of duties or obligations in connection with employment or service; (ii) engagement in willful misconduct, gross negligence or a breach of fiduciary duty, or willful material breach of duties to the Company or under his or her employment or consulting agreement, if applicable, or of any of our policies; (iii) conviction of, or entry into a plea bargain or settlement admitting guilt for, a felony or any other criminal offense involving moral turpitude, fraud or, in the course of the performance of service to the Company, material dishonesty; (iv) unlawful use or possession of illegal drugs on our premises or while performing duties and responsibilities; or (v) commission of an act of fraud, embezzlement or material misappropriation, in each case, against us or any of our affiliates. Under the 2006 Plan, “Cause” generally means the occurrence of any of the following events: (i) termination of the participant by the Company for “cause” pursuant to such participants’ individual agreement if any; (ii) the participant’s gross negligence or willful misconduct with respect to the participant’s employment or other form of relationship with the Company or a subsidiary of the Company; or (iii) the conviction of the participant of a felony or any crime involving moral turpitude, fraud or dishonesty.

Good Reason. Under the plans and awards described above, “Good Reason” generally means the occurrence of any of the following events, in each case without the participant’s consent: a reduction in the executive’s base compensation and cash incentive opportunity, other than any such reduction that applies generally to similarly situated employees or executives; relocation of the geographic location of the executive’s principal place of employment or service by more than 50 miles from his or her principal place of employment or service; or a material reduction in the executive’s title, duties, responsibilities or authority.

Disability. Under the 2012 Plan, “Disability” generally means a permanent and total disability that entitles the participant to disability income payments under any long-term disability plan or policy provided by us under which the participant is covered, as such plan or policy is then in effect; or if the participant is not covered under a long-term disability plan or policy provided by us at such time for whatever reason, then “Disability” means a “permanent and total disability” as defined in Section 22(e)(3) of the Internal Revenue Code. Under the 2006 Plan, “Disability” generally means a physical or mental disease, injury, or infirmity that prevents the participant from performing the substantial duties of his or her position with the Company or its subsidiaries for a period of 90 consecutive days as certified by a physician.

Retirement. Under the 2006 Plan, “Retirement” generally means the date a participant retires from service with the Company or its subsidiaries after reaching the normal retirement age of 62 (unless the Company adopts a retirement or similar plan that sets another age and in such case, the Compensation Committee will determine whether to revise the 2006 Plan accordingly).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of EPAM. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based on our records, written representations and other information that we received, we believe that during fiscal year 2013 all of such reporting persons timely complied with all Section 16(a) reporting requirements applicable to them, except for one late Form 4 filing on behalf of each of Messrs. Fejes, Mayoras, Segert and Vargo.

HOUSEHOLDING

As permitted by applicable law, we intend to deliver only one copy of certain of our documents, including proxy statements, annual reports, notices of Internet availability of proxy materials and information statements, to stockholders residing at the same address, unless such stockholders have notified us of their desire to receive multiple copies thereof. Any such request should be directed to EPAM Systems, Inc., 41 University Drive, Suite 202, Newtown, Pennsylvania 18940, Attention: General Counsel and Corporate Secretary, or by telephone at +1 (267) 759-9000 ext. 56684. We undertake to deliver separate copies of these documents promptly upon such written or oral request. Stockholders who currently receive multiple copies of these documents at their address and would like to request householding of their communications should contact their broker.

STOCKHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING

If a stockholder wishes to present a proposal to be included in our Proxy Statement for our 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”), the proponent and the proposal must comply with these instructions and the proxy proposal submission rules of the SEC. One very important requirement is that the proposal be received by the Corporate Secretary of the Company no later than December 30, 2014, based on an anticipated proxy statement date of April 29, 2015, pursuant to SEC Rule 14a-8. Proposals we receive after that date will not be included in the Proxy Statement for the 2015 Annual Meeting. We urge stockholders to submit proposals by certified mail, return receipt requested.

A stockholder proposal not included in our Proxy Statement for the 2015 Annual Meeting will be ineligible for presentation at the 2015 Annual Meeting unless the stockholder gives timely notice of the proposal in writing to the Corporate Secretary of EPAM at the principal executive offices of the Company at EPAM Systems, Inc., 41 University Drive, Suite 202, Newtown, Pennsylvania 18940, Attn: General Counsel and Corporate Secretary. In order to be timely under our bylaws, in the case of an annual meeting of the stockholders, such notice must be received by the Secretary no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary date of the preceding year’s annual meeting of stockholders. If the next annual meeting is called for a date that is more than 30 days before or more than 70 days after that anniversary date, notice by the stockholder in order to be timely must be received no earlier than 120 days prior to such annual meeting nor later than 70 days prior to such annual meeting or the 10th day following the day on which public announcement is first made by the Company of the date of such meeting.

Stockholder nominations for the election of directors at a special meeting of the stockholders must be received by the Corporate Secretary of the Company no earlier than 120 days prior to such special meeting nor later than the later of 90 days prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of such special meeting.

A stockholder’s notice to the Corporate Secretary of the Company must be in proper written form and must include the information and consents required by our bylaws related to the stockholder giving the notice, the beneficial owner (if any) on whose behalf the nomination or proposal is made and each person whom the stockholder proposes to nominate for election as a director or the business desired to be brought before the meeting.

You may obtain a copy of the current rules for submitting stockholder proposals from the SEC at U.S. Securities and Exchange Commission, Division of Corporation Finance, 100 F Street, NE, Washington, DC 20549

or through the SEC’s website at www.sec.gov. A copy of the full text of the bylaw provisions discussed above may be obtained by writing to the Corporate Secretary of the Company at EPAM Systems, Inc., 41 University Drive, Suite 202, Newtown, Pennsylvania 18940, Attn: General Counsel and Corporate Secretary.

OTHER MATTERS

We know of no other matters to be submitted at the 2014 Annual Meeting. If any other matters properly come before the 2014 Annual Meeting, it is the intention of the proxy holders to vote the shares they represent in accordance with their best judgment, unless you direct them otherwise in your proxy instructions.

Whether or not you intend to be present at the 2014 Annual Meeting, we urge you to submit your signed proxy promptly.

By Order of the Board of Directors

/s/ Ginger L. Mosier
Ginger L. Mosier Vice President, General Counsel & Corporate Secretary

Newtown, Pennsylvania

April 29, 2014

Annex A

NON-GAAP FINANCIAL MEASURES

(Unaudited)

The table below presents a reconciliation of income from operations and net income as reported on our consolidated statements of income and comprehensive income to non-GAAP income from operations and non-GAAP net income for the fiscal years ended December 31, 2013 and 2012. Because our reported non-GAAP financial measures are not calculated according to GAAP, these measures are not comparable to GAAP and may not be comparable to similarly described non-GAAP measures reported by other companies within our industry. Consequently, our non-GAAP financial measures should not be evaluated in isolation from or supplant comparable GAAP measures, but, rather, should be considered together with our consolidated and condensed financial statements, which are prepared according to GAAP.

	Year Ended December 31,
	2013	2012
	(in thousands)
GAAP Income from operations	$76,493	$66,006
Stock-based compensation, of which:	$13,150	$6,826
reported in cost of revenues	$4,823	$2,809
reported in sales, general and administrative expenses	$8,327	$4,017
Amortization of purchased intangible assets	$2,785	$1,024
M&A costs	$218	$500
One-time charges	$(807)	$584

Non-GAAP Income from operations	$91,839	$74,940

GAAP Net Income	$61,994	$54,484
Stock-based compensation, of which:	$13,150	$6,826
reported in cost of revenues	$4,823	$2,809
reported in sales, general and administrative expenses	$8,327	$4,017
Amortization of purchased intangible assets	$2,785	$1,024
M&A costs	$218	$500
One-time charges	$(807)	$584
Foreign exchange (gains) and losses	$2,800	$2,084

Non-GAAP Net Income	$80,140	$65,502

A-1

0                             ¢

EPAM SYSTEMS, INC.

PROXY

ANNUAL MEETING OF STOCKHOLDERS JUNE 13, 2014

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF EPAM SYSTEMS, INC.

The undersigned stockholder of EPAM Systems, Inc., a Delaware corporation (“EPAM”), hereby appoints Anthony Conte and Ginger Mosier, or either of them, with full power to act alone, the true and lawful attorneys-in-fact of the undersigned, with full power of substitution and revocation, to act as proxies to vote all shares of common stock of EPAM that the undersigned is entitled to vote at the Annual Meeting of Stockholders of EPAM to be held at EPAM’s corporate offices located at 41 University Drive, Newtown, Pennsylvania, 18940, on Friday, June 13, 2014 at 10:00 a.m. EDT and at any adjournment or postponement thereof, with all powers the undersigned would possess if personally present, as stated on the reverse side hereof.

(Continued and to be signed on the reverse side.)

¢	14475 ¢

ANNUAL MEETING OF STOCKHOLDERS OF

EPAM Systems, Inc.

June 13, 2014

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.astproxyportal.com/ast/17464/

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i  Please detach along perforated line and mail in the envelope provided.  i

¢ 10030000000000000000 3	061314

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. To elect one (1) Class II director listed in the accompanying proxy statement to hold office for a three year term or until his successor is elected and qualified.					FOR	AGAINST	ABSTAIN
			2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2014.	☐	☐	☐
☐ ☐	FOR THE NOMINEE WITHHOLD AUTHORITY FOR THE NOMINEE	NOMINEE: Ronald P. Vargo		In their discretion the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS OF THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED:

• “FOR THE NOMINEE” FOR DIRECTOR DESCRIBED IN PROPOSAL 1;

• “FOR” PROPOSAL 2

IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE NAMED ATTORNEYS-IN-FACT.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	¢